Exhibit 10.3



                         CONTRACT FOR SALE AND PURCHASE


PARTIES: ALAN M. KORN ("Seller"), of 4376 TIDEWATER DRIVE, ORLANDO, FL 32812 (Phone) 407-851-2935 and MOBILEVEST INC. ("Buyer") of 5623 U.S. 19, SUITE 217, NEW PORT RICHEY, FLORIDA 34652 (Phone) 727-845-8596 hereby agree that Seller shall sell and Buyer shall buy the following described Real Property and Personal Property (collectively "Property") upon the following terms and conditions, which include Standards for Real Estate Transactions ("Standard(s)") on the reverse side hereof or attached hereto and riders and addenda to this Contract for Sale and Purchase ("Contract").

I.       DESCRIPTION:

         (a)      Legal description of the Real Property located in POLK County,
                  Florida: 118 MOBILE HOME SPACES, 38 R.V. SITES, ENCHANTED GROVE PARK, LAKE WALES, FLORIDA

         (b) Street address, city, zip, of the Property is: 5137 N. SCENIC HWY., LAKE WALES, FLORIDA 33853

         (c) Personal Property: ALL PERSONAL PROPERTY RELATIVE TO OPERATION AND MAINTENANCE OF THE MOBILE HOME PARK, INCLUDING BUT NOT LIMITED TO OFFICE EQUIPMENT, MOWERS, TREATMENT PLAN

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II.      PURCHASE PRICE:..........................................................................$1,500,000
         PAYMENT:

         (a)      Deposit held in escrow by ATTY DONALD B. McKAY
                  (see addendum) in the amount of ................................................$    5,000
                                                                                                  ----------

         (b)      Additional escrow deposit to be made within  -0-  days after
                  Effective Date (as defined in Paragraph 111) in the amount of...................$      -0-
                                                                                                  ----------

         (c)      Subject to AND assumption of existing mortgage in good
                  standing in favor of _________________________________
                  having an approximate present principal balance of .............................$     NONE
                                                                                                  ----------
         (d)      Purchase money mortgage and note to Seller (see addendum)
                  in the amount of  SEE ADDENDUM TERMS   .........................................$1,300,000
                                                                                                  ----------

         (e)      Other: .........................................................................$
                                                                                                  ----------
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         (f)      Balance to close by U.S. cash, LOCALLY DRAWN certified or
                  cashier's check or third-party loan, subject to adjustments or prorations ..................................................................$  195,000
                                                                                                  ----------
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III.     TIME FOR ACCEPTANCE OF, OFFER; EFFECTIVE DATE, FACSIMILE: If this offer in not executed by and delivered to all parties OR FACT OF EXECUTION communicated In writing between the parties on or before OCTOBER 30,
         1998, the deposit(s) will, at Buyer's option, be returned and this offer withdrawn. The date of Contract ("Effective Date") will be the date when the last one of the Buyer and Seller has signed this offer. A facsimile copy of this Contract and any signatures hereon shall be considered for all purposes as originals.

IV. FINANCING: The existing mortgage described in Paragraph II(c), above, has (CHECK ONLY ONE): |_| a variable interest rate; or |_| a fixed interest rate of 0 % per annum. At time of title transfer, some fixed interest rates are subject to increase; if increased, the rate shall not exceed 0 % per annum. Seller shall, within 0 days after Effective Date, furnish a statement from each mortgagee stating the principal balance, method of payment, interest rate and status of mortgage. If Buyer has agreed to assume a mortgage which requires approval of Buyer by the mortgagee for assumption, then Buyer shall promptly obtain the necessary application and diligently complete and return it to the mortgagee. Any mortgaged charge(s) not to exceed $ -0- shall be paid by Buyer, If Buyer is not accepted by mortgagee or the requirements for assumption are not in accordance with the terms of this Contract or mortgagee makes a charge in excess of the stated amount, Seller or Buyer may rescind this Contract by written notice to the other party, unless either elects to pay the increase in interest rate or excess mortgage charges.

V. TITLE EVIDENCE: At least 15 days before closing date, but no earlier than 15 days after Seller receives written notification that Buyer has obtained the loan commitment or has been approved for the loan assumption as provided in Paragraphs IV(a) or (b), above, or, if applicable, waived the financing requirements, (CHECK ONLY ONE): |X| Seller shall, at Seller's, expense, deliver to Buyer or Buyer's attorney; or |_| Buyer shall at Buyer's expense obtain (CHECK ONLY
         ONE): |X| abstract of title; or |_| title insurance commitment (with legible copies of instruments listed as exceptions attached thereto) and, after closing, an owner's policy of title insurance.

VI. CLOSING DATE: This transaction shall be closed and the deed and other closing papers delivered on Jan. 4, 1999, unless modified by other provisions of this Contract.

VII. RESTRICTIONS; EASEMENTS; LIMITATIONS: Buyer shall take title subject to: comprehensive land use plans, zoning, restrictions, prohibitions and other requirements imposed by governmental authority; restrictions and matters appearing on the plat or otherwise common to the subdivision; public utility easements of record (easements are to be located contiguous to Real Property lines and not more than 10 feet in width as to the rear or front lines and 7-1/2 feet in width as to the side lines, unless otherwise stated herein);


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         taxes for year of closing and subsequent years; assumed mortgages and purchase money mortgages, if any (if additional items, see addendum); provided, that there exists at closing no violation of the foregoing and none prevent use of the Property for MOBILE HOME PARK purpose(s).

VIII. OCCUPANCY: Seller warrants that there are no parties in occupancy other than Seller; but if Property is intended to be rented or occupied beyond closing, the fact and terms thereof and the tenant(s) or occupants shall be disclosed pursuant to Standard F. Seller shall deliver occupancy of Property to Buyer at time of closing unless otherwise stated herein. If occupancy is to be delivered before closing, Buyer assumes all risks of loss to Property from date of occupancy, shall be responsible and liable for maintenance from that date, and shall be deemed to have accepted Property in its existing condition as of time of taking occupancy unless otherwise stated herein.

IX. TYPEWRITTEN OR HANDWRITTEN PROVISIONS: Typewritten or handwritten provisions, riders and addenda shall control all printed provisions of this Contract in conflict with them.

X. RIDERS: (CHECK those riders which are applicable AND are attached to this Contract):

         (a)      |_| COASTAL CONSTRUCTION CONTROL LINE
         (b)      |_| CONDOMINIUM
         (c)      |_| FOREIGN INVESTMENT IN REAL PROPERTY TAX ACT
         (d)      |_| VA/FHA
         (e)      |_| INSULATION
         (f)      |_| "AS IS"
         (g)      |_| HOMEOWNERS' ASSOCIATION DISCLOSURE
         (h)      |_| RESIDENTIAL LEAD-BASED HAZARD DISCLOSURE
         (i)      |X| SEE ADDENDUM

XI. ASSIGNABILITY: (CHECK ONLY ONE): Buyer |_| may assign and thereby be released from any further liability under this Contract; |_| may assign but not be released from liability under this Contract; or |X| may not assign this Contract.

XII.     DISCLOSURES:

         (a) Radon is a naturally occurring radioactive gas that when accumulated in a building in sufficient quantities may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding Radon or Radon testing may be obtained from your County Public Health Unit.

         (b) Buyer may have determined the energy efficiency rating of the residential building, if any is located on the Real Property.


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         (c)      It the Real Property includes pre-1978 residential housing then Paragraph X (h) is mandatory.

XIII. MAXIMUM REPAIR COSTS: Seller shall not be responsible for payments in excess of:

         (a) $ NONE for treatment and repair under Standard D (if blank, then 2% of the Purchase Price).

         (b) $ NONE for repair and replacement under Standard N (if blank, then 3% of the Purchase Price).

XIV. SPECIAL CLAUSES; ADDENDA: If additional terms are to be provided, attach addendum and CHECK HERE o.

THIS IS INTENDED TO BE A LEGALLY BINDING CONTRACT. IF NOT FULLY UNDERSTOOD, SEEK THE ADVICE OF AN ATTORNEY PRIOR TO SIGNING.

THIS FORM HAS BEEN APPROVED BY THE FLORIDA ASSOCIATION OF REALTORS AND THE FLORIDA BAR.

Approval does not constitute an opinion that any of the terms and conditions in this Contract should be accepted by the parties in a particular transaction. Terms and conditions should be negotiated based upon the respective interests, objectives and bargaining positions of all interested persons.

                        COPYRIGHT 1995 BY THE FLORIDA BAR
                     AND THE FLORIDA ASSOCIATION OF REALTORS

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
MOBILEVEST, INC.                  10/27/98       /s/ Alan M. Korn               10/28/98
----------------                  --------       --------------------           --------
    (Buyer)                        (Date)        Alan M. Korn, Seller            (Date)

Social Security or Tax I.D. #59-304-8510         Social Security or Tax I.D. ####-##-####
                            ------------                                     -------------

/s/ Edgar L. Fox                  10/27/98       /s/ Alan M. Korn
------------------------------    --------       --------------------           ---------
Edgar L. Fox, President, Buyer     (Date)              (Seller)                   (Date)

Social Security or Tax I.D. #_________________   Social Security or Tax I.D. #______________

Deposit under Paragraph II(a) received; IF OTHER THAN CASH, THEN SUBJECT TO
CLEARANCE. _________________________________________________      (Escrow Agent)

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                   ADDENDUM TO CONTRACT FOR SALE AND PURCHASE


         This is an addendum to that contract for sale and purchase dated October 27, 1998 between Alan M. Korn, hereafter referred to as the Seller and Mobilevest, Inc., hereafter referred to as the Buyer for that property known as Enchanted Grove Mobile Home Park, Lake Wales, Polk County, Florida.

         Whereas, the Seller desires to sell said real property and Buyer desires to offer this Purchase Agreement, Buyer and Seller agree to the following addendum:

         1. contract is subject to the following, which shall occur within 15 days from the date that the last of the parties execute the contract and this addendum.

                  a. An on site inspection of the property.

                  b. A review of the financial records of Enchanted Grove Mobile Home Park and approval of same by Buyer.

                  c. The Sellers furnishing to the Buyer an inventory of all personal property, equipment and vehicles pertinent to the operation of the Park.

                  d. Verification that the drinking water and waste water Treatment Plants comply with and conform to all applicable regulatory standards and ordinances.

                  e. A review and copy of an existing survey and any mortgages or encumbrances against the property.

                  f. Receipt and review of Park Prospectus and a review of documents which reflect the income and revenues generated.

         2. The $5,000.00 earnest money deposit will be put in escrow upon the acceptance of the contract and addendum by both parties.

         3. At closing, the $5,000.00 escrow deposit, plus $195,000.00 balance due, shall be paid to Sellers.



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         4. Buyer shall deliver to Seller a $1,3000,000.00 interest only mortgage based on the following schedule:

                           Year 1 - 7% @    $7,583.33 per month
                           Year 2 - 7.5% @  $8,125.00 per month
                           Year 3 - 8% @    $8,666.66 per month
                           Year 4 - 8.5% @  $9,208.33 per month
                           Year 5 - 9% @    $9,750.00 per month

         At the end of five years (60 months), the full principle balance is due in the amount of $1,300,000.

         Buyer has the privilege to pay off principle balance at any time without penalty.

         5. All provisions of the Contract for Sale and Purchase not specifically amended herein and in Second Addendum shall remain in full force and effect except as noted herein.

         IN WITNESS THEREOF, the parties below have executed this addendum on the date noted.


/s/ Ruth B. Korn                            /s/ Alan M. Korn
------------------------------              -----------------------------------
Witness                                     Alan M. Korn, Seller

                                            Date: 10/28/98
                                                  -----------------------------

                                            Mobilevest Inc.


/s/ Constance Woodrutt                      By: /s/ Edgar L. Fox
------------------------------                 --------------------------------
Witness                                     Edgar L. Fox, President

                                            Date: 10/27/98
                                                  -----------------------------



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